UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of Incorporation or	(Commission File Number)	(IRS Employer Identification
Organization)		No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Representatives of Crestwood Midstream Partners LP (the “Partnership”) intend to make a presentation in Nassau Bahamas on Friday, May 13, 2011 at the BNP Paribas Annual Investor Conference and will present an overview of the Partnership’s business. Attached as Exhibit 99.1 is the Investors Presentation utilized during that presentation and available on the Partnership’s website www.crestwoodlp.com.
     The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Investors Presentation dated May 13, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: May 13, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Investors Presentation dated May 13, 2011